Exhibit 32.B

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”) by Infrax Systems, Inc. (the “Registrant”), I, Paul J. Aiello, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Paul J. Aiello
Paul J. Aiello
Dated: November 15, 2010	Chief Executive Officer